<u>Asset for Stock Swap Agreement</u>

This Asset for Stock Swap Agreement (the "Agreement") is made effective May 24, 2019, by and between Looper Family Office, LLC, a Texas limited liability company with company Federal EIN 82-2200634 whose business address is 4531 Park Lane, Dallas, Texas 75220, U.S.A. and Quay View Partners, LLC, whose business address is 3588 Craftsbury Dr., Highlands Ranch, Colorado 80126, (collectively "SELLERS") on the one hand and Quantum Energy, Inc., a Nevada Corporation, whose address is 218 N. Jefferson, Suite 400, Chicago, Illinois 60661 ("QEGY"), on the other hand (hereinafter SELLERS and QEGY together referred to as "the Parties" or individually as "Party").

<u>WITNESSETH</u>:

WHEREAS, SELLERS collective own one hundred percent (100%) of the rights, titles and interests in and to the oil and gas properties described on Exhibit A, attached hereto ("Subject Properties"); and

WHEREAS, SELLERS hereby agree to exchange to QEGY one hundred percent (100%) of its in the oil and gas properties described on Exhibit A in exchange for 100,000 shares of a newly created class of preferred QEGY stock. On the one hand, Sellers will be contributing access to their intellectual property, know how, property, plants and equipment and on the other hand, QEGY will be contributing a loan of $250,000 to Sellers, funded in two installments. The first funding installment shall occur upon the execution of this agreement. The second funding installment shall occur on or before June 7, 2019. The Parties hereto will agree to the designation of rights and preferences of the preferred stock prior to QEGY filing a certificate of designation with the state of Nevada. Sellers will be able to purchase additional shares in QEGY on terms agreed to by the Parties; and

Sellers will be responsible for arranging the financing to file a new or amended certificate of designation for this transaction; and

WHEREAS, for United States federal income tax purposes, the transaction contemplated hereby is intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (together with all rules and regulations issued thereunder (the "Code")) and this Agreement is intended to be adopted as a plan of reorganization for purposes of Section 368 (a)(1)(B) of the Internal Revenue Code and that the securities exchanged herein are exempt from Registration under The Securities Exchange Act. Both parties agree to cooperate to ensure compliance with all applicable regulations.

NOW, THEREFORE, and in consideration of these premises, the mutual promises, representations, warranties, and covenants set forth herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties, agreeing to be legally bound hereby, agree as follows:

1. <u>Closing and the Delivery of Shares and Cash:</u>

a. At Closing, currently scheduled to occur on May 24, 2019. SELLERS shall deliver an Assignment and Bill of Sale of Oil and Gas Leases conveying one hundred percent (100%) of their rights, titles and interests in the Properties described on Exhibit A to QEGY and in exchange QEGY shall deliver the 100,000 newly created preferred shares

described above to SELLERS, along with the first installment of the loan described above, and

b. Instruments of Conveyance and Transfer. At the Closing Date, QEGY shall deliver certificates representing the Shares or Shares, duly endorsed by the requisite parties, in form and substance satisfactory to fulfill their obligation herein as shall be effective to vest all right, title and interest in and to all of said Shares. Sellers shall deliver an Assignment and Bill of Sale of Oil and Gas Leases in recordable form that will convey ownership in the properties described on Exhibit A to QEGY.

c. In consideration of the covenants and agreements of the Company contained herein, each Holder agrees that in connection with the preferred shares (the "securities"), that such Holder shall not, for a period commencing on the date hereof and ending six (6) months thereafter (the "Lock-Up Period"), directly or indirectly, convert such Securities into Common Stock, offer, sell, agree to offer or sell, solicit offers to purchase, pledge, borrow or otherwise dispose of any such Securities, or the shares of the Preferred Stock underlying such Securities (the "Relevant Securities").

2. **Continuation of Business:** The parties agree that between the date of this Agreement and the settlement date, QEGY and Sellers shall:

a. Continue to operate the properties that are the subject of this Agreement in the usual and ordinary course and in substantial conformity with all applicable laws, ordinances, regulations, rules, or orders, and will use its best efforts to preserve its business organization and preserve the continued operation of its business with its customers, suppliers, and others having business relations with it.

b. Not assign, sell, lease, or otherwise transfer or dispose of any of the assets used in the performance of business, whether now owned or hereafter acquired, except in the normal and ordinary course of business and in connection with its normal operation.

c. Prior to the closing date, will not, without prior written consent by the other Party, enter into any material agreement with its employees, increase the rate of compensation or bonus payable to or to become payable to any employee, or effect any changes in the management, personnel policies, or employee benefits, except in accordance with existing employment practices.

d. SELLERS represents and warrants that prior to the Effective Date they have provided to the QEGY any and all title work and other information regarding or reflecting title examinations or title research on the properties. SELLERS represents they are not aware of any notice, claim, demand, or other defect in, burden on, or impairment or impediment to clear title to any of the interests they are transferring, assigning, or conveying hereunder.

3. **Representations, Warranties and Covenants:** Each party hereby represents, warrants, and covenants as follows:

a. The Parties are duly organized and in good standing under their incorporated states and have full corporate authority to enter into this Assignment; and

b. Is empowered with the full and complete authority to execute this Agreement; and

c. Fully understands the scope and effect of all terms and conditions of this Agreement and desires to be bound by this Agreement; and

d. Acknowledges, warrants and represents that the terms of this Agreement are clear and unambiguous; and

e. Has not been induced to enter into this Agreement by any statement, act, or representation of any kind or character on the part of any other Party except as expressly stated in this Agreement and any attachment hereto; and

f. Each party to this Agreement has entered into it having obtained and consulted with counsel of his, her, or its choosing or having determined to proceed without advice of counsel; and

g. The execution and delivery of this Agreement by each party does not (i) violate any terms or provisions of any law or any order, QEGY, or judgment under which such party is bound or (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under, or give to any person or entity any right of termination, cancellation, acceleration, or modification in or with respect to any contract to which such party is a party; and

h. Each Party shall use its best professional efforts in the performance and completion of any and all duties which may be assigned to it from time to time in accordance with this Agreement; and

i. Each Party shall perform all of its duties and obligations hereunder in a good and workman-like manner, and in compliance with all Federal, State, and local laws; and

j. Each Party has received all the information necessary or appropriate for deciding whether to swap the Shares; and

k. Each Party further represents that they have had the opportunity to ask questions and receive answers from the other Party regarding the terms and conditions of the offering of the Shares and Shares and the business, properties, prospects and financial condition of the other Party and to obtain additional information (to the extent the other Party possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access; and

l. The Parties have disclosed all known liabilities and potential liabilities relating to their respective Companies to the counter Parties in writing; and

m. The Shares when issued will be deemed fully paid and non-assessable; and

n. No Party shall be obligated to pay any fee or commission to any broker, finder, associate, officer director or other similar Person in connection with the transactions contemplated by this Agreement; and

o. The properties held by SELLERS are so owned as of the date of this Agreement by the SELLERS, free and clear of any restriction and are freely transferable.

p. This Agreement does not conflict with or result in the breach of any other agreement, mortgage or similar instrument under which Borrower or any of the subject properties are bound, or, to SELLERS's knowledge, any law, rule, or regulation of any governmental agency applicable to him or said properties.

q. The Parties hereby and forever waive, release and hold harmless the counter Parties and the counter Parties limited partners, general partners, partners, members, affiliates, Shareholders, directors, managers, officers, employees and agents from and against any and all claims, lawsuits, complaints, demands, indemnities, and liabilities, based on or arising from or relating to the ownership of the Interest that the Parties have now or have ever had. The terms and conditions of this Section 3.M shall be a complete defense to any action or proceeding that may be brought or instituted by one Party against the other Party and shall forever be a complete bar to the commencement or prosecution of any action or proceeding with regard to this Agreement or Redeemed Interest.

r. SELLERS or the subject properties are not in default in the payment or performance of any of its obligations or in the performance of any contract, agreement or other instrument to which he is a party or by which any of his assets or properties may be bound.

s. Any statements, representations or warranties which are based upon the knowledge of the SELLERS shall be deemed to have been made after due inquiry with respect to the matter in question.

t. Each Party understand that the Shares being exchanged are characterized as "restricted securities" under the 1933 Act inasmuch as they are being or will be acquired from the Company in a transactions not involving a public offering and that under the 1933 Act, and applicable regulations there under, such Stock may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, Investor represents that Investor is familiar with Rule 144 of the U.S. Securities and Exchange Commission, as presently in effect, understands the resale limitations imposed thereby and by the 1933 Act and that the Company is currently not a reporting company able to meet the information requirements of Rule 144. Investor acknowledges that, so long as appropriate, a legend similar to the following may appear on the certificates representing the Stock:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE QEGYTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.

4. **Attorney's Fees:** In the event of Litigation to enforce any Provisions of this Agreement, the

prevailing party shall be entitled to recover its reasonable attorney's fees.

5. **Limitation of Liability:** Neither Party shall be entitled to recover from the other Party any special, incidental, consequential or punitive damages in connection with this agreement including but not limited to lost profits, lost revenues or any loss of equitable market value.

6. **Jurisdiction:** This Agreement shall be governed by the laws of the State of Texas. Each party hereby consents to the personal jurisdiction of the state and federal courts sitting in Texas which courts shall be proper venue for any action hereunder.

   EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT QEGY, SELLERS OR ANY OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

7. **Validity:** If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

8. **Costs, Expenses**: Each party hereto shall bear their own costs in connection with the preparation, execution and delivery of this Agreement.

9. **Amendments and Waivers:** Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the both Parties. No delay or omission to exercise any right, power, or remedy accruing to either Party upon any breach, default or noncompliance of the other Party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, by law, or otherwise afforded to either Party, shall be cumulative and not alternative.

10. **Severability:** If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

11. **Counterparts:** This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. A telefaxed copy of this Agreement shall be deemed an original.

12. **Further Assurances:** From and after the date of this Agreement, upon the request of the Parties shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

13. **Entire Agreement:** This Agreement supersedes any and all other agreements, either oral or in writing (including any and all email correspondence), between the parties hereto with respect to Swapping the Common Shares of QEGY for the SELLERS Shares, and contains all of the covenants and agreements between Parties with respect to the Stock Swap in any manner whatsoever. Each Party acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any Party, or anyone acting on behalf of any Party, which are not embodied herein, and that no agreement, statement, or promise not contained in this Agreement shall be valid or binding on either Party, except that any other written agreement dated and signed concurrent with or after this Agreement shall be valid as between the signing Parties thereto.

IN WITNESS WHEREOF, the parties hereto have caused this Stock Swap Agreement to be duly executed and delivered as of the effective date set forth above.

Looper Family Office, LLC

By: ______________________
Steven E. Looper, Managing Member

Quay View Partners, LLC

By: ______________________
Beau H. Kelley, Managing Member

Quantum Energy, Inc.

By: ______________________ 5/30/2019
Andrew J. Kacic, CEO

Exhibit A
Description of the Assets of Seller

Producing Oil, Gas and Mineral leases obtained via that certain Assignment of Oil and Gas Lease dated May 2019, between Transhorizon Energy, Inc., as Seller, and Quay View Partners, LLC and Looper Family Office, LLC, collectively, as Buyer, on the following producing oil and gas properties:

Espy Field: Sections 19, 23 and 26 – T19N – R89W, Carbon County, Wyoming

Hatfield Field: Section 2 – T19N – R88W, Carbon County, Wyoming

South Sand Draw Field: Sections 26 and 35 – T32N – R95W, Fremont County, Wyoming